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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (Date of Earliest Event Reported):
                                   MAY 2, 2002

                             Commission File Number
                                    000-26225

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                        SOUNDVIEW TECHNOLOGY GROUP, INC.
             (exact name of registrant as specified in its charter)


                        DELAWARE                            13-3900397
            (State or Other jurisdiction         (I.R.S. Employer jurisdiction
          of Incorporation or Organization)    Industrial Identification Number)


                1700 EAST PUTNAM AVENUE, OLD GREENWICH, CT 06870
               (Address of Principal Executive Offices) (Zip Code)


                                 (203) 321-7000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 2, 2002, SoundView Technology Group, Inc. (the "Company") dismissed Arthur Andersen LLP as its independent auditors. The reports of Arthur Andersen LLP on the Company's financial statements for the years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2000 and December 31, 2001 and subsequent interim period, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the years ended December 31, 2000 and December 31, 2001 and the subsequent interim period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Arthur Andersen LLP with a copy of the disclosure set forth above. Attached, as Exhibit 16.1, is a copy of Arthur Andersen's letter, dated May 3, 2002, stating its agreement with the disclosures set forth above.

At the same time the Company dismissed Arthur Andersen LLP as its auditors, it engaged Ernst & Young LLP to act as its independent auditors as successor to Arthur Andersen LLP. During the year ended December 31, 2001 and the subsequent interim period, the Company did not consult with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The action to dismiss Arthur Andersen LLP as the Company's independent auditors and to replace them with Ernst & Young LLP was taken by the Board of Directors on the recommendation of its Audit Committee.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            16.1 Letter of Arthur Andersen LLP to the Securities and Exchange Commission, dated May 3, 2002, regarding change in certifying accountant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SoundView Technology Group, Inc.
Dated: May 8, 2002

                                       By: /s/ Jennifer Fleissner
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                                           Jennifer Fleissner
                                           Chief Financial Officer